Exhibit 99.1

ANNUAL STOCKHOLDERS’ MEETING APRIL 25, 2023

DISCUSSION 2022 Results First Quarter 2023 Moving Forward

The foregoing material may contain forward-looking statements. We caution that such statements may be subject to a number of uncertainties and actual results could differ materially, and therefore, you should not place undue reliance on any forward-looking statements. Norwood Financial Corp does not undertake and specifically disclaims any obligation to publically release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

summry

â–ª Loan Portfolio Growth of $119 million â–ª Redeployment of Low-Earning Overnight Liquidity into Higher Earning Loans â–ª Positive Effects of Rising Interest Rates

EARNINGS GROWTH

EARNINGS PER SHARE

PERFORMANCE RATIOS

PERFORMANCE RATIOS RETURN ON EQUITY

DIVIDENDS PER SHARE

CASH DIVIDENDS PAYOUT RATIO

TOTAL ASSETS

â–ª Total Assets Decreased $21 million to $2.0 billion ïƒº Economic Stimulus Fund Runoffïƒº PPP Loans Paid Off â–ª Total Loan Increased $119 million in 2022 ïƒº $90 million Increase in Retail Loansïƒº $29 million Increase in Commercial Loans â–ª Deposits Decreased $29 million ïƒº Economic Stimulus

NON-PERFORMING ASSETS

ALLOWANCE FOR LOAN LOSSES

COVERAGE RATIO

â–ª Yield on Interest-Earning Assets Increased 9 Basis Points to 3.90% â–ª Cost of Interest-Bearing Liabilities Increased 10 Basis Points to 0.52%

NET INTEREST MARGIN

NET INTEREST MARGIN COMPARISON

OPERATING EXPENSES

EFFICIENCY RATIO

EFFECTIVE SPENDING

CAPITAL AT YEAR END

SHARE REPURCHASE PROGRAM â–ª In 2021, Program Announced to Buy Back up to 5% of Outstanding Shares â–ª In 2022, Over 94,000 Shares of Stock were Repurchased.

â–ª RECAP 2022    Record Earnings â–ª ROA = 1.43% â–ª ROE = 16.11% â–ª Grew Loans By 8.8% â–ª Increased Cash Dividend by 3.6% in Q4 â–ª Maintained Strong Credit Quality Metrics â–ª Managed Most Significant Increase in Interest Rates by Fed in Over 40 Years

OPTIMISMS FUTURE UPPORTUNITIES

LOOKING FORWARD

â–ª Earnings of $5,782,000 â–ª EPS of $0.71 â–ª ROA = 1.13% â–ª ROAE = 13.61%

â–ª Total Assets of $2.104 billion â–ª Total Loans of $1.536 billion â–ª Total Deposits of $1.756 billion â–ª Stockholder’s Equity of $176.4 million

Net Interest Income: $16.1 million Net Interest Spread: 2.83% Other Income: $1.9 million Operating Expenses: $10.4 million

â–ª 16.7% Annual Loan Increase â–ª 6.6% Annual Deposit Increase â–ª Well-Capitalized

POSITIVE CHANGE AND PROGRESS

PENN YAN COMMUNITY OFFICE EXPANSION & RELOCATION

RANKED ONE OF THE TOP 100 PERFORMING BANKS IN THE COUNTRY Profitability Capital Adequacy Asset Quality Shareholder Return

FOCUS ON TECHNOLOGY Easily Access Your Debit Card 24/7 From Your Mobile Device Instant Alerts, Turn Card Off if Lost or Stolen, and Create Travel Plan Notifications Used by Over 5,000 Customers

FOCUS ON TECHNOLOGY Over 46,000 Mobile Banking Users Over 7,500 Mobile Deposit Capture Users

FRAUD PREVENTION, EDUCATION, & AWARNESS

HELPING THE COMMUNITY GROW â– 1,237 Retail Loans just under $100 million

BUSINESS DEVELOPMENT IN PENNSYLVANIA

BUSINESS DEVELOPMENT IN NEW YORK

OUR MISSION Build Lasting Relationships with Customers Help Local Businesses Grow and Thrive Reinvest in Communities we Serve Expand into New Markets Reward Shareholders

Thank you

Norwood FINANCIAL CORP

ANNUAL STOCKHOLDERS' MEETING

APRIL 25, 2023

DISCUSSION

- 2022 Results
- First Quarter 2023
- Moving Forward

FORWARD-LOOKING STATEMENTS

The foregoing material may contain forward-looking statements. We caution that such statements may be subject to a number of uncertainties and actual results could differ materially, and therefore, you should not place undue reliance on any forward-looking statements. Norwood Financial Corp does not undertake and specifically disclaims any obligation to publically release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

. 2 0 2 2 .

SUMMARY

Norwood INVESTMENT CORP

2022 SUCCESS

- Loan Portfolio Growth of $119 million
- Redeployment of Low-Earning Overnight Liquidity into Higher Earning Loans
- Positive Effects of Rising Interest Rates


EARNINGS GROWTH
(in millions)
$32.000
$28.000
$24.000
$20.000
$16.000
$12.000
$8.000
$4.000
0
$13.651
$14.215
$15.080
$24.915
$29.233
2018
2019
2020
2021
2022
Net Income

EARNINGS PER SHARE


$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.17
$2.25
$2.09
$3.05
$3.58
2018
2019
2020
2021
2022


PERFORMANCE RATIOS
RETURN ON ASSETS
1.50%
1.40%
1.30%
1.20%
1.10%
1.00%
0.80%
1.19%
1.18%
0.97%
1.24%
1.43%
2018
2019
2020
2021
2022

PERFORMANCE RATIOS RETURN ON EQUITY


17.00%
16.00%
15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
11.71%
10.83%
9.06%
12.35%
16.11%
2018
2019
2020
2021
2022


DIVIDENDS PER SHARE
$1.15
$1.10
$1.05
$1.00
$0.95
$0.90
$0.85
$0.90
$0.97
$1.01
$1.06
$1.13
2018
2019
2020
2021
2022

CASH DIVIDENDS PAYOUT RATIO



100%
75%
50%
35%
25%
0
31%
26%
33%
Norwood
FINANCIAL CORP
NWFL
National Peer Banks
PA Peer Banks


TOTAL ASSETS
(in billions)
$2.300
$2.100
$1.900
$1.700
$1.500
$1.300
$1.100
$.900
$.700
$1.185
$1.231
$1.852
$2.069
$2.047
2018
2019
2020
2021
2022

BALANCE SHEET

- **Total Assets Decreased $21 million to $2.0 billion**
  - Economic Stimulus Fund Runoff
  - PPP Loans Paid Off
- **Total Loan Increased $119 million in 2022**
  - $90 million Increase in Retail Loans
  - $29 million Increase in Commercial Loans
- **Deposits Decreased $29 million**
  - Economic Stimulus



NON-PERFORMING ASSETS

NWFL
0.07%

NATIONAL PEER BANKS
0.20%


LOAN
I.O.U.

ALLOWANCE FOR LOAN LOSSES

(in millions)


$17.000
$15.000
$13.000
$11.000
$9.000
$7.000
$5.000
$8.452
$8.509
$13.150
$16.442
$16.999
2018
2019
2020
2021
2022

COVERAGE RATIO

1,527% IN 2022


STRONG BALANCE SHEET
Current Assets
Cash
2022

YIELD ANALYSIS

- Yield on Interest-Earning Assets Increased 9 Basis Points to 3.90%
- Cost of Interest-Bearing Liabilities Increased 10 Basis Points to 0.52%

NET INTEREST MARGIN


4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
3.53%
3.53%
3.55%
3.50%
3.53%
2018
2019
2020
2021
2022


NET INTEREST MARGIN COMPARISON
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.00%
3.53%
3.46%
3.27%
NWFL
NATIONAL PEER BANKS
PA PEER BANKS


OPERATING EXPENSES
(in millions)
$42.000
$39.000
$36.000
$33.000
$30.000
$27.000
$24.000
$21.000
$25.975
$27.311
$34.440
$38.614
$41.044
2018
2019
2020
2021
2022


EFFICIENCY RATIO
62%
60%
58%
56%
54%
52%
50%
48%
46%
44%
57.8%
58.9%
58.2%
51.8%
51.9%
2018
2019
2020
2021
2022

EFFECTIVE SPENDING



$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.52
$0.59
NWFL
NATIONAL PEER BANKS


CAPITAL AT YEAR END
(in millions)
$200.0
$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0
$122.9
$87.8
$132.5
$94.6
$172.1
$136.4
$191.5
$140.1
$211.1
$155.4
2018
2019
2020
2021
2022
Norwood
Well-Capitalized

SHARE REPURCHASE PROGRAM

- In 2021, Program Announced to Buy Back up to 5% of Outstanding Shares
- In 2022, Over 94,000 Shares of Stock were Repurchased.

RECAP 2022

- Record Earnings
- ROA = 1.43%
- ROE = 16.11%
- Grew Loans By 8.8%
- Increased Cash Dividend by 3.6% in Q4
- Maintained Strong Credit Quality Metrics
- Managed Most Significant Increase in Interest Rates by Fed in Over 40 Years



Norwood INVESTMENT CORP

OPTIMISM & FUTURE OPPORTUNITIES



LOOKING FORWARD


2023
2022
2022

FIRST QUARTER 2023

- Earnings of $5,782,000
- EPS of $0.71
- ROA = 1.13%
- ROAE = 13.61%

Q1 RESULTS

FIRST QUARTER 2023

- Total Assets of $2.104 billion
- Total Loans of $1.536 billion
- Total Deposits of $1.756 billion
- Stockholder’s Equity of $176.4 million



FIRST QUARTER 2023

- Net Interest Income: $16.1 million
- Net Interest Spread: 2.83%
- Other Income: $1.9 million
- Operating Expenses: $10.4 million

Q1 RESULTS

FIRST QUARTER 2023

- 16.7% Annual Loan Increase
- 6.6% Annual Deposit Increase
- Well-Capitalized



POSITIVE CHANGE AND PROGRESS



LEWIS J. CRITELLI
CHAIRMAN OF THE BOARD



JAMES O. DONNELLY
PRESIDENT &
CHIEF EXECUTIVE OFFICER

PENN YAN COMMUNITY OFFICE EXPANSION & RELOCATION


Penn Yan







RANKED ONE OF THE TOP 100 PERFORMING BANKS IN THE COUNTRY

- PROFITABILITY
- CAPITAL ADEQUACY
- ASSET QUALITY
- SHAREHOLDER RETURN

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FOCUS ON TECHNOLOGY

- Easily Access Your Debit Card 24/7 From Your Mobile Device
- Instant Alerts, Turn Card Off if Lost or Stolen, and Create Travel Plan Notifications
- Used by Over 5,000 Customers

CARDHUB

FOCUS ON TECHNOLOGY

- Over 46,000 Mobile Banking Users
- Over 7,500 Mobile Deposit Capture Users

FRAUD PREVENTION, EDUCATION, & AWARNESS

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HELPING THE COMMUNITY GROW





- Over $188 million Commercial Loans





- 1,237 Retail Loans just under $100 million





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GLORIOUS GARLIC FESTIVAL

OUR MISSION

- Build Lasting Relationships with Customers
- Help Local Businesses Grow and Thrive
- Reinvest in Communities we Serve
- Expand into New Markets
- Reward Shareholders



Thank you!